UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 29, 2008

ENVIRONMENTAL POWER CORPORATION

(Exact name of Company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Cate Street, Fourth Floor, Portsmouth, New Hampshire 03801

(Address of principal executive offices, including zip code)

(603) 431-1780

(Company’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02	TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Environmental Power Corporation (the “Company”) is reporting the closing of transactions providing for the termination of the leasehold interest held by its subsidiary Buzzard Power Corporation (“Buzzard”) in the Scrubgrass Generating Facility located in Venango County, Pennsylvania (the “Scrubgrass Facility”) under the Amended and Restated Lease Agreement between Buzzard and SGC dated as of December 22, 1995, as amended or supplemented to date (as so amended or supplemented, the “Lease Agreement”). and for the termination of the obligations of Buzzard’s parent, EPC Corporation (“EPC”), to Crystal Creek Coalpower Funding, LLC (“Crystal Creek”), under a Note Purchase Agreement dated September 4, 2003, and related agreements (the “Loan Agreements”).

As a result of the closing of these transactions, the Company now operates solely as a developer of renewable energy facilities for the production and commercial application of methane-rich biogas from agricultural and food industry wastes, through its subsidiary, Microgy, Inc., and related companies.

As previously reported, on November 30, 2007, Buzzard and Scrubgrass Generating Company, L.P. (“SGC”) entered into an Omnibus Agreement Regarding Termination of Lease (the “Omnibus Agreement”), relating to the termination of Buzzard’s leasehold interest in the Scrubgrass Facility.

Also on November 30, 2007, EPC (Buzzard’s parent and a subsidiary of the Company) entered into a Loan Termination Agreement (the “Loan Termination Agreement”) with Crystal Creek relating to the termination of EPC’s obligations under the Loan Agreements and the forgiveness of all amounts owed by EPC to Crystal Creek thereunder.

The closing of the transactions contemplated by the Omnibus Agreement occurred on February 29, 2008, at which time the transactions contemplated by the Loan Termination Agreement also became effective. As reported in the Company’s Form 10-Q filed with the U.S. Securities and Exchange Commission for the quarter ended September 30, 2007, the contemplated disposition has a combined transaction value to the Company of approximately $6.0 million for accounting purposes, primarily related to the forgiveness of indebtedness of EPC Corporation to Crystal Creek and the recognition of a previously deferred gain.

As a result of the closing of the transactions contemplated by the Omnibus Agreement, Buzzard’s leasehold interest in the Scrubgrass Facility, together with the assignment to Buzzard of certain contracts and other rights associated with the Scrubgrass Facility (the “Related Rights”), was terminated in exchange for a payment to Buzzard of $375,000, and certain indebtedness of Buzzard to SGC was forgiven. In addition, Buzzard, EPC, SGC and certain other parties to certain agreements relating to the Scrubgrass Facility (the “Project Agreements”) exchanged full mutual releases. Furthermore, as contemplated by the Lease Agreement, certain Project Agreements were terminated, assigned by Buzzard to SGC, and/or amended to remove Buzzard and/or EPC as parties thereto. The Related Rights and Project Agreements include the following material agreements to which Buzzard and/or EPC was a party:

•

Management Services Agreement by and between Scrubgrass Generating Company, L.P. and PG&E-Bechtel Generating Company dated December 15, 1990, which was assigned by Scrubgrass Generating Company, L.P. to Buzzard Power Corporation on June 17, 1994. PG&E-Bechtel Generating Company has assigned its rights to this agreement ultimately to U.S. Gen. (now PG&E National Energy Group);

•

Agreement for Operation and Maintenance of the Scrubgrass Cogeneration Plant between Scrubgrass Generating Company, L.P. and Bechtel Power Corporation dated December 21, 1990, which was assigned by Scrubgrass Generating Company, L.P. to Buzzard Power Corporation on June 17, 1994. Bechtel Power Corporation has assigned its rights to this agreement ultimately to U.S. Operating Services Company (now PG&E Operating Services Company);

•

First Amendment to the Agreement for Operation and Maintenance of the Scrubgrass Cogeneration Plant between Buzzard Power Corporation and, ultimately, U.S. Operating Services Company (now PG&E Operating Services Company) dated December 22, 1995;

•	Stock Pledge Agreement, dated December 19, 1991, between EPC Corporation and Scrubgrass Generating Company, L.P.;

•

Amended and Restated Participation Agreement, dated as of December 22, 1995, among Buzzard Power Corporation, Scrubgrass Generating Company, L.P., EPC Corporation, Bankers Trust Company and Credit Lyonnais, as amended to date;

•

Amended and Restated Disbursement and Security Agreement between Scrubgrass Generating Company, L.P., as Lessor, Buzzard Power Corporation, as Lessee, Bankers Trust Company as Disbursement Agent and Credit Lyonnais acting through its New York Branch as Agent, dated as of December 22, 1995, as amended to date;

•

Amended and Restated Lessee Working Capital Loan Agreement between Scrubgrass Generating Company, L.P., as Lender, and Buzzard Power Corporation, as Lessee, dated as of December 22, 1995, as amended to date;

•

Amended and Restated Lessee Working Capital Note, dated December 11, 2006, in the original principal amount of $6,000,000, issued by Buzzard Power Corporation in favor of Scrubgrass Generating Company, L.P., as amended to date;

•

Agreement for the Sale of Electric Energy from the Scrubgrass Generating Plant by and between Pennsylvania Electric Company and Scrubgrass Power Corporation dated August 7, 1987 which was assigned by Scrubgrass Power Corporation to Scrubgrass Generating Company, L.P. on December 15, 1990 and assigned by Scrubgrass Generating Company, L.P. to Buzzard Power Corporation on June 17, 1994, as such agreement has been amended and/or supplemented to date; and

•	Settlement Agreement, dated August 3, 2000 and effective February 27, 2001, among Buzzard Power Corporation, Scrubgrass Generating Company L.P. and Pennsylvania Electric Company.

The Loan Agreements that were terminated by the Loan Termination Agreement include the following agreements to which EPC was a party:

•	20.0% Senior Secured Note due December 31, 2012 in the original principal amount of $3.7 million, made by EPC Corporation in favor of Crystal Creek Coalpower Funding LLC;

•	Securities Deposit Agreement, dated September 4, 2003, among EPC Corporation, Crystal Creek Coalpower Funding LLC and the Security Deposit Agent and Securities Intermediary named therein;

•	Pledge Agreement, dated September 4, 2003, between the Company and Crystal Creek Coalpower Funding LLC;

•	Management Agreement, dated September 4, 2003, between the Company and EPC Corporation; and

•	Tax Sharing Agreement, dated September 4, 2003, between the Company and EPC Corporation.

The Company directs you to the descriptions of the terms of foregoing terminated agreements which were material to the Company appearing, among other places, under the headings “Business – Buzzard”, “Liquidity and Capital Resources – Long Term Liabilities and Commitments – EPC Corporation Debt Obligations – Scrubgrass Debt Obligations” in its Annual Report on Form 10-K for the year ended December 31, 2006, which descriptions are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information.

As a result of the decision by the Company’s board of directors in May 2007 to authorize negotiations for the disposition of Buzzard’s leasehold interest in the Scrubgrass Facility, the Company has been reporting the results of Buzzard’s operations as “discontinued operations” in its quarterly reports on Form 10-Q beginning with the quarter ended June 30, 2007. The Company’s unaudited balance sheet and other unaudited financial statements as of and for the nine months ended September 30, 2007 as set forth in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2007, which financial statements set forth the effect of the discontinued operations, are incorporated by reference herein. In addition, the unaudited, selected pro forma financial data, adjusted for the impact of discontinued operations, for each of the fiscal years ended December 31, 2006, 2005 and 2004 appearing in the final prospectus, dated September 27, 2007, which is a part of the Company’s Registration Statement on Form S-3 (SEC File No. 333-145732) and which final prospectus was filed with the SEC pursuant to Rule 424(b)(3) on September 28, 2007, is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
2.01	Omnibus Agreement Regarding Termination of Lease, dated November 30, 2007, by and between Buzzard Power Corporation and Scrubgrass Generating Company, L.P.

2.02	Assignment, Termination and Release Agreement, dated as of February 20, 2008, among Buzzard Power Corporation, EPC Corporation, Scrubgrass Generating Company, L.P. and Calyon New York Branch, as agent.

2.03	Third Amendment to Amended and Restated Disbursement Agreement, dated as of February 29, 2007, by and among Scrubgrass Generating Company, L.P., Buzzard Power Corporation, Deutsche Bank Trust Company Americas, as Disbursement Agent and Deutsche Bank Trust Company Americas, as Securities Intermediary.

99.1	Loan Termination Agreement, dated November 30, 2008, between EPC Corporation and Crystal Creek Coalpower Funding, LLC.

99.2	Press Release, dated March 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:	/s/ Michael E. Thomas
Michael E. Thomas
Senior Vice President,
Chief Financial Officer and Treasurer

Dated: March 5, 2008